                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Multimedia Games, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

                                                                  April 5, 1999

Dear Shareholder:

  You are cordially invited to attend the Annual Meeting of Shareholders of Multimedia Games, Inc. (the "Company") which will be held on Tuesday, May 11, 1999 at 10:00 a.m., local time, at the Holiday Inn Northwest, 8901 Business Park Drive, Austin, Texas 78759.

  Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

  Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-prepaid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

  YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

  A copy of the Company's 1998 Annual Report on Form 10-KSB is also enclosed.

  On behalf of the Board of Directors and Management, I would like to express our appreciation for your continued support of the Company. We sincerely hope you will be able to join us at the meeting, and we look forward to seeing you at that time.

                                          Sincerely yours,

                                          GORDON T. GRAVES
                                          Chairman of the Board and Chief
                                          Executive Officer

                            MULTIMEDIA GAMES, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 11, 1999

  NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders of Multimedia Games, Inc. (the "Company"), a Texas corporation, will be held on Tuesday, May 11, 1999 at 10:00 a.m., local time, at the Holiday Inn Northwest, 8901 Business Park Drive, Austin, Texas 78759 for the following purposes:

    1. To elect the following directors to serve for the ensuing year and until their successors are elected: Gordon T. Graves; Larry D. Montgomery; Gregory N. Stern; Thomas W. Sarnoff and Robert D. Bullock;

    2. To ratify and approve an amendment to the Company's 1996 Stock Incentive Plan to increase the number of shares reserved for issuance under the Plan;

    3. To ratify and approve the Company's 1998 President's Stock Option Plan as incentive stock options;

    4. To ratify and approve the Company's 1998 Senior Executive Stock Option Plan as incentive stock options;

    5. To ratify and approve the appointment of PricewaterhouseCoopers LLP, as the Company's independent auditors; and

    6. To transact such other business as may properly come before the meeting or an adjournment or postponement thereof.

  The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

  Only shareholders of record at the close of business on March 15, 1999 are entitled to notice of and to vote at the Annual Meeting. A complete list of shareholders entitled to vote will be available for inspection at the Company's offices, 8900 Shoal Creek Blvd., Austin, Texas, 78759, for ten days prior to the meeting.

  All shareholders are invited to attend the Annual Meeting in person. However, to assure your representation at the Annual Meeting, you are urged to mark, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. If a shareholder receives more than one proxy because he or she owns shares registered in different names or addresses, each proxy should be completed and returned. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSES AND EXTRA WORK OF ADDITIONAL SOLICITATION. Any shareholder attending the Annual Meeting may vote in person even if he or she returned a proxy.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          GORDON T. GRAVES
                                          Chairman of the Board and
                                          Chief Executive Officer

April 5, 1999

                            MULTIMEDIA GAMES, INC.
                          8900 Shoal Creek Boulevard
                              Austin, Texas 78759

                      Proxy Statement for Annual Meeting
                                of Shareholders
                            to be held May 11, 1999

General

  The enclosed proxy is solicited on behalf of the Board of Directors of Multimedia Games, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held May 11, 1999 at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Holiday Inn Northwest, 8901 Business Park Drive, Austin, Texas 78759. The Holiday Inn Northwest telephone number is
(512) 343-0888.

  These proxy solicitation materials were mailed on or about April 5, 1999 to all shareholders entitled to vote at the Annual Meeting.

Revocability of Proxies

  The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by (1) the subsequent execution and submission of a revised proxy, (2) giving written notice to the Company,
Attention: George J. Akmon, Inspector of Elections, or (3) voting in person at the meeting. The mere presence at the Annual Meeting of a shareholder who has executed and returned a proxy will not revoke the prior proxy. If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card. If no instructions are indicated, the proxy will be voted FOR the election of the five (5) nominees for director listed in this Proxy Statement and FOR each of the other matters proposed in this Proxy Statement. As to any other matter that may be properly brought before the Annual Meeting, the proxy will be voted as the Board of Directors may recommend, or, in the absence of a recommendation, as the proxy holders deem advisable. The Board of Directors does not know of any other matter that is expected to be presented for consideration at the Annual Meeting.

Voting and Solicitation

  Only the record holders of shares of Common Stock and Series A Preferred Stock ("Preferred Stock") of the Company as of the close of business on March 15, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the close of business on the Record Date, there were 5,451,275 shares of Common Stock and 90,789 shares of Preferred Stock outstanding. Each shareholder of record on the Record Date will have one vote for each share of Common Stock and Preferred Stock held by such shareholder.

  All shares of Common Stock and Preferred Stock will vote together as a single class on all matters coming before the Annual Meeting. A majority of all of the outstanding shares of Common Stock and Preferred Stock of the Company, represented as a single class, entitled to notice of, and to vote at, the Annual Meeting, represented in person or by proxy, will constitute a quorum for the Annual Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting, for purposes of determining the presence or absence of a quorum. Neither abstentions nor broker non-votes are counted as voted either for or against a proposal. Except as otherwise stated herein, provided a quorum is present, the affirmative vote of the holders of a majority of the shares entitled to vote on, and that vote for or against, the matter is required to approve any matter.

  All costs associated with soliciting proxies will be paid by the Company. In addition to solicitation by mail, directors, officers and regular employees of the Company (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. The Company will pay persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals.

Security Ownership of Certain Beneficial Owners and Management

  The following table sets forth certain information as of the Record Date with respect to the number of shares of Common Stock and Preferred Stock owned by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of each of the Common Stock and Preferred Stock, (ii) each director and director nominee of the Company, (iii) each executive officer named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group:

                                   Common Stock             Preferred Stock
                               ------------------------ ------------------------
                                Number of                Number of
                                  Shares                   Shares
                               Beneficially    Percent  Beneficially   Percent
Beneficial Owner                  Owned        of Class    Owned     of Class(1)
----------------               ------------    -------- ------------ -----------
Gordon T. Graves..............  1,077,620(2)     19.7      80,175(3)    88.8%
 1604 Crested Butte
 Austin, Texas 78746

Clifton E. Lind...............    160,588(4)      2.9         --         --
 2 Las Brisas
 Austin, Texas 78746

Larry D. Montgomery...........    101,684(5)      1.9       1,411        1.5
 1920 S. West Union Road
 Topeka, Kansas 66615

Gordon T. Sjodin..............     69,548(6)      1.3       1,272        1.4
 5804 E. 104th Street
 Tulsa, Oklahoma 74137

Thomas W. Sarnoff.............      2,500(7)       (9)        --         --
 2451 Century Hill
 Los Angeles, California 90067

Gregory N. Stern..............     22,500(8)       (9)        --         --
 130 Barton Road
 Stow, Massachusetts 01775

Robert D. Bullock.............        --          --          --         --
 3001 Gilbert
 Austin, Texas 78703

All executive officers and
 directors as a group
 (11 persons).................  1,506,908(10)    27.6      83,351       91.8

--------
 (1) Based upon 5,451,275 shares of Common Stock and 90,789 shares of Series A Preferred Stock outstanding.
 (2) Consists of (i) 581,545 shares owned of record by Graves Properties, Ltd., a limited partnership controlled by Mr. Graves, (ii) 51,000 shares owned by Graves Management, Inc. Defined Benefit Trust (Graves Management, Inc. is a corporation controlled by Mr. Graves), (iii) 44,200 shares owned of record or beneficially in street name by Mr. Graves, and
     (iv) 400,875 shares issuable upon the conversion of the Series A Preferred Stock. Does not include an aggregate of 90,600 shares as to which Mr. Graves disclaims beneficial ownership, consisting of: (i) 44,100 shares owned of record by Cynthia Graves, Mr. Graves' wife, and
     (ii) 46,500 shares beneficially owned by the Gordon Graves Grandchildren Trust.

 (3) Consists of (i) 5,175 shares owned of record by Mr. Graves, and (ii) 75,000 shares owned of record by Graves Properties, Ltd., a limited partnership controlled by Mr. Graves.
 (4) Consists of (i) 6,088 shares owned of record or beneficially in street name by Mr. Lind, and (ii) 154,500 shares issuable upon the exercise of stock options that are currently exercisable.
 (5) Consists of (i) 96,129 shares owned of record by Mr. Montgomery, and (ii) 7,055 shares issuable upon conversion of the Series A Preferred Stock.
 (6) Consists of (i) 13,433 shares owned of record by Mr. Sjodin, (ii) 49,750 shares issuable upon the exercise of stock options that are currently exercisable, and (iii) 6,360 shares issuable upon conversion of the Series A Preferred Stock.
 (7) Consists of shares issuable upon the exercise of stock options that are currently exercisable.
 (8) Consists of shares issuable upon the exercise of stock options that are currently exercisable.
 (9) Less than 1%.
(10) Consists of (i) 800,305 shares owned of record or beneficially in street name, (ii) 292,313 shares issuable upon the exercise of stock options that are currently exercisable (278,250 shares) or are exercisable within the next 60 days (14,063 shares), and (iii) 414,290 shares issuable upon conversion of the Series A Preferred Stock.

                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

Nominees

  In accordance with the Bylaws of the Company, a board of five (5) directors is to be elected at the Annual Meeting. The five (5) nominees receiving the highest number of affirmative votes of the shares voting shall be elected as directors. Every shareholder voting for the election of directors may vote the number of shares of Common Stock and Preferred Stock owned by him or her for up to five (5) persons. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the Company's five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

  The following table sets forth the nominees, their ages, their principal occupations and the year in which each became a director of the Company. Messrs. Gordon T. Graves, Larry D. Montgomery and Gregory N. Stern were elected to the Board at the Company's Annual Meeting of Shareholders held on August 25, 1995, and have continued to serve since that time. Thomas W. Sarnoff was elected to the Board at the Company's Annual Meeting of Shareholders held on April 4, 1998, and has continued to serve since that time. Daniel J. Sarnoff, President of a subsidiary of the Company, is the son of Thomas W. Sarnoff. Except for that family relationship, no other family relationship exists between any of the directors or executive officers of the Company.

 Name of Nominee     Age Principal Occupation                    Director Since
 ---------------     --- --------------------                    --------------
 Gordon T. Graves     61 Chairman of the Board, Chief                 1991
                         Executive Officer and Director

 Larry D. Montgomery  61 Director and Independent Consultant          1992
                         to Company

 Thomas W. Sarnoff    72 Director and President of Academy of         1997
                         Television Arts & Sciences Foundation

 Gregory N. Stern     53 Director and Independent Management          1993
                         Consultant to The Littleton Group

 Robert D. Bullock    70 Director and Senior Advisor to Public        1999
                         Strategies, Inc.

  Gordon T. Graves has been Chairman of the Board and a director of the Company since its inception, and has been Chief Executive Officer since September 1994. Since December 1993 and from 1989 to 1990, Mr. Graves has been the President of Graves Management, Inc., a management consultant and investment company. From 1992 through December 1993, Mr. Graves was president and Chief Executive Officer of Arrowsmith Technologies, Inc. ("Arrowsmith"), a computer systems company. From 1991 to 1993, Mr. Graves was employed by KDT Industries, Inc., a high-tech manufacturing and services company and an affiliate of Arrowsmith, as, successively, Vice President of Corporate Development and President. From 1987 to 1989, Mr. Graves was the Chairman of the Board of Directors of Gamma International Ltd. (currently American Gaming and Entertainment, Ltd., a company co-founded by him).

  Larry D. Montgomery has been a director of the Company since November 1992. Mr. Montgomery was the President of the Company from November 1992 until December 1996, having held the position of Chief Executive Officer from November 1992 through September 1994. From December 1991 until December 1993, Mr. Montgomery was also a private consultant to gaming companies. From 1989 through 1991, Mr. Montgomery was the President of Public Gaming Research Institute, and from 1987 to 1989 was the Executive Director of the Kansas State Lottery. Mr. Montgomery is currently an independent consultant to the Company specializing in regulatory affairs.

  Thomas W. Sarnoff was elected as a director of the Company in December 1997, to fill the vacancy resulting from the resignation of his son, Daniel J. Sarnoff. Thomas W. Sarnoff was employed by the National Broadcasting Company, Inc. ("NBC") for over 25 years, holding positions that included Vice President, Production and Business Affairs, Executive Vice President of West Coast activities, and last serving as President of NBC Entertainment Corporation from 1969 to 1977. After retiring from NBC in 1997, Mr. Sarnoff has been engaged in the production of television and film entertainment, primarily through Sarnoff Entertainment Corporation which was formed in 1987. Mr. Sarnoff serves on many civic and charitable organizations and is currently the President and a member of the Board of Directors of the Academy of Television Arts & Sciences Foundation.

  Gregory N. Stern has been a director of the Company since December 1993. Mr. Stern has worked as an independent management consultant to The Littleton Group, since leaving RKS Associates, a venture capital firm, in 1989, where he served as a general partner.

  Robert D. Bullock has been a director of the Company since January 1999. From January 1991 until joining the Company as a director, Mr. Bullock was the Lieutenant Governor of the State of Texas and President of the Texas State Senate. Mr. Bullock is currently Senior Advisor to Public Strategies, Inc., an Austin, Texas based strategic communications firm.

Board Meetings and Committees

  The Board of Directors of the Company held a total of four (4) meetings during the fiscal year ended September 30, 1998. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during the period for which he was a director.

  The Board has established an Audit Committee and a Compensation Committee. Messrs. Graves, Stern and Montgomery serve on the Audit Committee, which met twice during the last fiscal year to review with financial management the recommendations of the Company's independent auditors with respect to internal accounting controls and accounting, auditing, and financial reporting matters. Messrs. Graves, Sarnoff and Stern serve on the Compensation Committee, which met twice during the last fiscal year to review the compensation of the officers of the Company and to make recommendations on the grant of stock options to officers and employees of the Company. Actual grants of stock options have continued to be approved by the Board of Directors.

  Non-employee directors do not receive compensation for attending meetings or otherwise serving on the Board, but are reimbursed for their expenses incurred in attending meetings of the Board of Directors and any committee of the Board. Non-employee directors are eligible to receive stock options under the 1996 Stock Incentive Plan (see "Security Ownership of Certain Beneficial Owners and Management"). Employee directors do not receive additional compensation for attendance of Board or Committee meetings.

                                 PROPOSAL TWO

                   APPROVAL OF INCREASE IN NUMBER OF SHARES
           RESERVED FOR ISSUANCE UNDER THE 1996 STOCK INCENTIVE PLAN

  The Company's 1996 Stock Incentive Plan was adopted by the Board of Directors in August 1996 and approved by the shareholders in March 1997. In March 1999, the Board of Directors approved an amendment to the 1996 Stock Incentive Plan to increase by 250,000 the number of shares of Common Stock reserved for issuance under the Plan, such increase to take effect of as of March 1, 1999. The Board of Directors believes that the increase is in the best interests of the Company because it enables the Company to have an adequate and reasonable reserve of shares for issuance under the 1996 Stock Incentive Plan. An adequate reserve of shares is important to the Company in order to enable the Company to compete successfully with other companies to attract and retain valuable employees. The Board of Directors believes that the increase will reserve an adequate number of shares in light of the Company's historical rates of usage.

  As of December 31, 1998, without giving effect to the proposed increase, a total of 545,127 shares had been reserved for issuance under the 1996 Stock Incentive Plan, of which options to purchase 487,950 shares were issued and outstanding, 6,200 shares had been exercised (at an exercise price of $3.81 per share) and options to purchase 50,977 shares remained available for future grant. As of December 31, 1998, the aggregate market value of shares underlying unexercised options granted under the 1996 Stock Incentive Plan was $3,322,940.

  The amendment to the 1996 Stock Incentive Plan relating to an increase in the number of shares reserved and available for grant under the Plan provides that, effective as of March 1, 1999, the number of shares so reserved and available for grant be increased to 795,127 from the presently authorized 545, 127, or an increase of approximately 4.5% of the number of shares of Common Stock outstanding at December 31, 1998.

  The amendment will amend the first paragraph of Section 3 of the 1996 Stock Incentive Plan to read as follows:

    "Stock Subject to the Plan. The total number of shares of Stock reserved and available for issuance under the Plan shall be 795,127 shares. The maximum number of shares of Stock reserved and available for issuance pursuant to Incentive Stock Options is 795,127. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares."

  A summary of the principal terms of the 1996 Stock Incentive Plan, both before and after giving effect to the proposed amendment, is included as Appendix A to this Proxy Statement. A copy of the Amended and Restated 1996 Stock Incentive Plan, which gives effect to the proposed amendment, is included as Appendix B to this Proxy Statement. A summary of the Federal income tax aspects of the 1996 Stock Incentive Plan and of the other stock option plans referred to in Proposals Three and Four of this Proxy Statement is included as Appendix E to this Proxy Statement.

  See "Information Regarding Executive Officer Compensation" for certain information regarding options granted under the 1996 Stock Incentive Plan, including options repriced during the last fiscal year.

Vote Required

  The affirmative vote of the holders of a majority of the shares entitled to vote on, and that vote for or against, is required to approve Proposal Two.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSED INCREASE IN THE NUMBER OF SHARES RESERVED UNDER THE 1996 STOCK INCENTIVE PLAN.

                                PROPOSAL THREE

                         APPROVAL AND RATIFICATION OF
                      1998 PRESIDENT'S STOCK OPTION PLAN
                          AS INCENTIVE STOCK OPTIONS

Summary of Proposed 1998 President's Stock Option Plan

  In June, 1998, the Board of Directors adopted the Company's 1998 President's Stock Option Plan (the "President's Plan") pursuant to which the Company granted options to purchase 338,000 shares of Common Stock to Clifton E. Lind as an inducement to employ Mr. Lind as the Company's President and Chief Operating Officer. With respect to the authority to grant Incentive Stock Options pursuant to the President's Plan, such adoption by the Board of Directors was made subject to the approval of the Company's shareholders. No other officer, director or employee of the Company is eligible to participate in the President's Plan and no additional options may be granted under the Plan.

  The essential features of the President's Plan are summarized below. A complete copy of the President's Plan is attached hereto as Appendix C. A summary of the Federal income tax aspects of the President's Plan is included as Appendix E to this Proxy Statement.

  Purpose. The purpose of the President's Plan is to enable the Company to attract and retain Clifton E. Lind as the President and Chief Operating Officer of the Company. No other officer, director or employee of the Company is eligible to participate in the President's Plan.

  Reserved Shares. A total of 338,000 shares of Common Stock may be issued pursuant to the President's Plan, and options to purchase 338,000 shares have been granted to Mr. Lind at an exercise price of $3.81 per share, which was the market value of the Common Stock on the date of grant. To the extent that any option expires or is otherwise terminated without being exercised, such shares shall not thereafter be available for issuance in connection with future grants.

  Incentive Stock Options. Subject to the approval of the Company's shareholders, it is intended that the options granted to Mr. Lind qualify as incentive stock options ("Incentive Stock Options" or "ISOs") under Section 422 of the Internal Revenue Code (the "Code"). In the event the shareholders fail to approve such options as ISOs as provided in this Proposal Three, the options granted to Mr. Lind will remain outstanding in accordance with their terms but will not qualify as ISO's ("Non-qualified Stock Options" or "NSOs").

  Expiration Dates and Vesting. The following Table sets forth the expiration and vesting dates of the options granted to Mr. Lind under the President's
Plan:

Number of Shares
Subject to Option         Date Initially Exercisable               Expiration Date
-----------------         --------------------------               ------------------
     27,000               June 17, 1998                            May 29, 2002
     50,000               September 30, 1998                       September 30, 2002
     12,250               June 17, 1998                            February 20, 2007
     12,250               February 20, 1999                        February 20, 2007
     12,250               February 20, 2000                        February 20, 2007
     12,250               February 20, 2001                        February 20, 2007
     12,500               January 8, 1999                          January 8, 2008
     12,500               January 8, 2000                          January 8, 2008
     12,500               January 8, 2001                          January 8, 2008
     12,500               January 8, 2002                          January 8, 2008
     40,500               August 28, 1998                          August 28, 2007
     40,500               August 28, 1999                          August 28, 2007
     40,500               August 28, 2000                          August 28, 2007
     40,500               August 28, 2001                          August 28, 2007

  Vesting may be accelerated in the event of a "change of control" or upon the death, disability or involuntary termination of Mr. Lind.

  Payment. Payment for any shares purchased upon the exercise of any vested options may be made, at the election of Mr. Lind, either in cash, in shares of Common Stock or by delivery of a promissory note of Mr. Lind, or any combination of the foregoing.

  Nontransferability of Options. The options granted to Mr. Lind are not transferable by him other than by will or by the laws of descent and distribution.

  See "Information Regarding Executive Officer Compensation" for additional information.

Vote Required

  The affirmative vote of the holders of a majority of the shares entitled to vote on, and that vote for or against, is required to approve Proposal Three. If such majority does not vote affirmatively for Proposal Three, the President's Plan, and all of the options granted thereunder, shall nevertheless remain in full force and effect, except that such options shall be Non-qualified Stock Options.

                                 PROPOSAL FOUR

                         APPROVAL AND RATIFICATION OF
                    1998 SENIOR EXECUTIVE STOCK OPTION PLAN
                          AS INCENTIVE STOCK OPTIONS

Summary of Proposed 1998 Senior Executive Stock Option Plan

  In November 1998, the Board of Directors adopted the Company's 1998 Senior Executive Stock Option Plan (the "Senior Executive Plan") pursuant to which the Company granted options to purchase an aggregate of 205,000 shares of Common Stock to three persons--Timothy R. Stuart, George J. Akmon and Gary L. Loebig--as an inducement to become employed as senior executive officers of the Company. With respect to the authority to grant Incentive Stock Options pursuant to the Senior Executive Plan, such adoption by the Board of Directors was made subject to the approval of the Company's shareholders. No other officer, director or employee of the Company is eligible to participate in the Senior Executive Plan and no additional options may be granted under the Plan.

  The essential features of the Senior Executive Plan are summarized below. A complete copy of the Senior Executive Plan is attached hereto as Appendix D. A summary of the Federal income tax aspects of the Senior Executive Plan is included as Appendix E to this Proxy Statement.

  Purpose. The purpose of the Senior Executive Plan is to enable the Company to attract and retain Timothy R. Stuart, George J. Akmon and Gary L. Loebig as senior executive officers of the Company. No other officer, director or employee of the Company is eligible to participate in the Senior Executive Plan.

  Reserved Shares. A total of 205,000 shares of Common Stock may be issued pursuant to the Senior Executive Plan, and options to purchase 80,000 shares, 75,000 shares and 50,000 shares have been granted to Messrs. Stuart, Akmon and Loebig, respectively, at an exercise price of $3.81 per share, which was in excess of the market value of the Common Stock on the date of grant. To the extent that any option expires or is otherwise terminated without being exercised, such shares shall not thereafter be available for issuance in connection with future grants.

  Incentive Stock Options. Subject to the approval of the Company's shareholders, it is intended that the options granted to Messrs. Stuart, Akmon and Loebig qualify as ISO's.

  Expiration Dates and Vesting. The following Table sets forth the expiration and vesting dates of the options granted to Messrs. Stuart, Akmon and Loebig under the Senior Executive Plan. All options expire in November 2008 to the extent not exercised.

Timothy Stuart:

       Number of Shares
       Subject to Option   Date Initially Exercisable
       -----------------   --------------------------
             9,375              May 6, 1999
             9,375              November 6, 1999
            18,750              November 6, 2000
            18,750              November 6, 2001
            18,750              November 6, 2002
             5,000              May 6, 2003

George Akmon:

       Number of Shares
       Subject to Option   Date Initially Exercisable
       -----------------   --------------------------
            18,750              November 6, 1999
            18,750              November 6, 2000
            18,750              November 6, 2001
            18,750              November 6, 2002

Gary Loebig:

       Number of Shares
       Subject to Option   Date Initially Exercisable
       -----------------   --------------------------
             4,688              May 6, 1999
             4,687              November 6, 1999
             9,375              November 6, 2000
             9,375              November 6, 2001
             9,375              November 6, 2002
             6,250              November 6, 2003
             6,250              November 6, 2004

  In all cases, vesting may be accelerated in the event of a "change of control". In the cases of Mr. Stuart and Mr. Loebig, vesting will accelerate as to options initially exercisable on or prior to November 6, 2000, upon their involuntary termination prior to that date.

  Payment. Payment for any shares purchased upon the exercise of any vested options may be made, at the election of Messrs. Stuart, Akmon and Loebig, either in cash, in shares of Common Stock or by delivery of a promissory note of such person, or any combination of the foregoing.

  Nontransferability of Options. The options granted to Messrs. Stuart, Akmon and Loebig are not transferable other than by will or by the laws of descent and distribution.

Vote Required

  The affirmative vote of the holders of a majority of the shares entitled to vote on, and that vote for or against, is required to approve Proposal Four. If such majority does not vote affirmatively for Proposal Four, the Senior Executive Plan, and all of the options granted thereunder, shall nevertheless remain in full force and effect, except that such options shall be Non-qualified Stock Options.

                                 PROPOSAL FIVE

          APPROVAL AND RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has selected PricewaterhouseCoopers LLP as the Company's independent certified public accountants, to audit the books and records of the Company for the current fiscal year, and the Board recommends that the shareholders of the Company ratify such appointment.

  Representatives of PricewaterhouseCoopers LLP are expected to be available at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

Vote Required

  The affirmative vote of the holders of a majority of the shares entitled to vote on, and that vote for or against, is required to approve Proposal Four.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

              INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

  The executive officers and directors of the Company, and their respective ages and positions with the Company are as follows:

 Name                Age Position
 ----                --- --------
 Gordon T. Graves     61 Chairman of the Board, Chief Executive Officer and
                         Director

 Clifton E. Lind      52 President and Chief Operating Officer

 Gordon T. Sjodin     57 President of MegaBingo Inc.

 Michael E. Newell    47 Vice President

 Robert F. Lannert    43 Vice President

 Daniel J. Sarnoff    42 President of TV Games, Inc.

 Timothy R. Stuart    46 ExecutiveVice President for Marketing Services; Vice
                         President of Creative Services Division

 George J. Akmon      55 Vice President and Chief Financial Officer

 Gary L. Loebig       50 Vice President for Marketing Services; Vice President
                         of Creative Services, Inc.

 Larry D. Montgomery  61 Vice Chairman of the Board and Director

 Thomas W. Sarnoff    71 Director

 Gregory N. Stern     53 Director

 Robert D. Bullock    70 Director

  Summary Compensation Table. The following table sets forth certain information concerning the annual compensation for the Company's chief executive officer and for each other executive officer earning more than $100,000 for the fiscal year ended September 30, 1998 (the "named executive officers"):

                          Summary Compensation Table

                                                                   Long Term
                                                                 Compensation
                                                                    Awards
                                                                  Securities
                                                     Annual       Underlying
                                    Compensation    Options/       All Other
Financial Position             Year    Salary    Warrants(#)(1) Compensation(2)
------------------             ---- ------------ -------------- ---------------
Gordon T. Graves.............. 1998   $87,308              (3)      $4,213
 Chairman and CEO              1997    70,000              (4)       3,877
                               1996    65,423           --             485

Clifton E. Lind(5)............ 1998   156,733       338,000          2,492
 President and COO

Larry D. Montgomery(6)........ 1998   171,777        22,500          3,560
                               1997   115,160        10,000          6,474
                               1996   100,939         5,000          3,238

Gordon T. Sjodin.............. 1998   115,731        10,100          7,647
 Vice President                1997   120,360         5,000          7,222
                               1996   115,669         4,445          3,309

--------
(1) Consists of shares of Common Stock underlying options granted pursuant to the Company's 1994 Employee Stock Option Plan, 1996 Stock Incentive Plan and President's Plan.
(2) Consists of contributions made by the Company on behalf of the named executive officers to the Company's 401(k) plan.
(3) Does not include shares of Common Stock underlying warrants issued to Equipment Purchasing II L.L.C. See "Certain Relationships and Related Transactions".
(4) Does not include (i) shares of Common Stock underlying warrants issued to Equipment Purchasing L.L.C., or (ii) shares of Common Stock issuable upon the exercise by AGN Venturers of a put right. See "Certain Relationships and Related Transactions".
(5) Mr. Lind became President and COO of the Company in June, 1998. Includes amounts paid to Mr. Lind since that date and for the period commencing October 1, 1997 through June, 1998 while Mr. Lind served as an independent consultant to the Company.
(6) Mr. Montgomery served as President of the Company during 1996 and 1997 and resigned as President in December 1997. Mr. Montgomery remained an employee of the Company until April 1998 at which time he became a consultant. Amounts paid in 1998 include all amounts paid to Mr. Montgomery while an employee and amounts paid to him as a consultant after April 1998. See "Certain Relationships and Related Transactions".

  Option/Warrant Grant Table. The following table sets forth certain information regarding options and warrants granted by the Company during its fiscal year ended September 30, 1998 to the named executive officers.

                   Option/Warrant Grants in Last Fiscal Year

                                  Individual Grants
                               ------------------------
                                Number of   % of Total
                               Securities    Options/
                               Underlying    Warrants
                                Options/    Granted to
                                Warrants   Employees in     Price     Expiration
Name                           Granted (#) Fiscal Year  Per Share (1)    Date
----                           ----------- ------------ ------------- ----------
Gordon T. Graves(2)...........       --         --            --           --

Clifton E. Lind...............   338,000      45.68%        $3.81        (3)

Larry D. Montgomery...........    22,500       3.0 %        $3.81      1/08/08

Gordon T. Sjodin..............    10,100       1.35%        $3.81      1/08/08

--------
(1) Is the exercise price of the options after giving effect to the repricing discussed below under "Option Repricing."
(2) Does not include (i) shares of Common Stock underlying warrants issued to Equipment Purchasing II L.L.C. See "Certain Relationships and Related Transactions".
(3) 27,000 options expire in May 2002; 50,000 options expire in September 2002; 49,000 options expire in February 2007; 162,000 options expire in August 2007; and 50,000 options expire in January 2008.

  Aggregate Option/Warrant Exercises and Year-End Option Table. The following table sets forth certain information regarding the exercise of stock options and warrants during the fiscal year ended September 30, 1998, and the unexercised stock options and warrants held as of September 30, 1998, by the named executive officers.

                          No. of               No. of Securities     Value of Unexercised In-
                          Shares            Underlying Unexercised     The-Money Options at
                         Acquired  Value       Options at FY-End            FY- End (2)
                           Upon   Realized ------------------------- -------------------------
   Name                  Exercise   $(1)   Exercisable Unexercisable Exercisable Unexercisable
   ----                  -------- -------- ----------- ------------- ----------- -------------
Gordon T. Graves(3).....     --        --       --            --          --          --

Clifton E. Lind.........     --        --       --        338,000         --          --

Larry D. Montgomery.....  64,940  $661,139      --         22,500         --          --

Gordon T. Sjodin........   1,940  $ 15,559   47,250        12,350      $6,750         --

--------
(1) Market value of underlying Common Stock on date of exercise, minus the exercise price.
(2) Market value of the underlying Common Stock at fiscal year end ($2.65 per share), minus the exercise price.
(3) Does not include shares of Common Stock underlying warrants issued to Equipment Purchasing L.L.C., or Equipment Purchasing II L.L.C. See "Certain Relationships and Related Transactions".

  Option Repricing. On June 12, 1998, the Board of Directors of the Company canceled all outstanding options held by optionees under the 1996 Stock Incentive Plan and granted new options to all such optionees. The new options were for the same number of shares and upon the same terms of expiration and vesting as the canceled options, except that the exercise price for the new options was $3.81 per share, the market value of the Common Stock on June 12, 1998. In effect, therefore, the Board of Directors reduced the exercise price of all such outstanding options which had exercise prices at the time of cancellation ranging from $4.38 per share to $13.38 per share. A total of 275,300 options granted to over 65 employees under the 1996 Stock Incentive Plan were repriced by the June 12, 1998 action.

  Also at the June 12, 1998 meeting, Mr. Lind was offered the position of President of the Company and the 1998 President's Plan was established as an inducement to Mr. Lind to accept the position. Pursuant to the 1998 President's Plan, Mr. Lind was granted options to purchase 338,000 shares at $3.81 per share, the market value of the Common Stock on June 12, 1998. In connection with the grant under the 1998 President's Plan, all options and warrants to purchase Common Stock that had previously been granted to Mr. Lind in consideration of prior financial and consulting services to the Company (aggregating 338,000 shares at exercise prices ranging from $5.68 to $13.38 per share) were canceled. These have been treated as repriced options for purposes of the Repricing Table set forth below.

  The Board of Directors took such action in the belief that it was appropriate in order to attract and retain the qualified personnel desired to operate the Company. By June 12, 1998, the legality of the Company's activities was being challenged by the Department of Justice before two Federal District Courts and one shareholder class action had been filed. The uncertainties raised by these actions, and the time and attention devoted by personnel to assist in the defense of these actions while at the same time trying to expand and operate the business, placed severe strains on all personnel who were asked to meet this challenge. The existence of the Department of Justice litigation had also resulted in a precipitous decline in the market price of the Company's Common Stock so that all of the repriced options were significantly "underwater." Since the Board of Directors believes that the incentives offered by stock options are important to employee morale and retention, after careful consideration of the challenges and opportunities facing the Company, the Board of Directors made the good faith judgment that it was in the best interests of the Company and its stockholders to lower the exercise price of outstanding options, thus restoring the opportunity for employees to receive value in the near term by continuing to persevere against litigation that is perceived by most employees as unfair and unjust and building the Company through increased and improved operations.

                                Repricing Table

                         Number of Shares                                               Option Term
                            Underlying    Exercise Price of        New Exercise         Remaining at
Name                     Repriced Options Terminated Options Price of Repriced Options Repricing Date
----                     ---------------- ------------------ ------------------------- --------------
Gordon T. Graves........         --               --                     --                   --

Clifton E. Lind.........     338,000              (1)                  $3.81                (1)

Larry D. Montgomery.....      15,000            $7.50                  $3.81              9 years

Gordon T. Sjodin........       5,000            $4.37                  $3.81              8 years

                               5,000            $9.50                  $3.81              9 years

--------
(1) The expiration date of new options granted to Mr. Lind remains the same as the options and warrants that were canceled/repriced. The exercise price of the canceled/repriced options was as follows; 27,000 options at $10.00 per share expiring in May 2002; 50,000 warrants at $13.38 per share expiring in September 2002; 49,000 options at $5.68 per share expiring in February 2007; 54,000 options at $8.00 per share expiring in August 2007; 54,000 options at $10.00 per share expiring in August 2007; 54,000 options at $12.00 per share expiring in August 2007; and 50,000 options at $9.50 per share expiring in January 2008.

  Stock Plans. For further information regarding the Company's employee stock plans, see Appendix A.

Employment Contracts and Severance Arrangements

  On April 15, 1998, the Company entered into a Consulting Agreement, as later amended, with Larry D. Montgomery, a Director of the Company. Mr. Montgomery was the President and COO of the Company until December 1997. The Consulting Agreement has a term of five years, but may be terminated by either party with six months notice given at any time after January 1, 1999. Mr. Montgomery is compensated at the rate of $126,000 annually, and received a bonus of $57,500 in September 1998 and an additional bonus of $3,000 in November 1998. The Company has also agreed to pay the cost of all premiums on life, health and disability insurance for Mr. Montgomery and his family for five years and, during the term of the agreement, will pay Mr. Montgomery rent of $1,000 per month for the use of office space in Topeka, Kansas.

Certain Relationships and Related Transactions

 Equipment Sales

  In March 1998, the Company entered into an agreement to sell electronic player stations (EPS) and related equipment to a third party for a sales price of approximately $2.4 million. The sales price was paid in March 1998 by delivery to the Company of a promissory note of the third party purchaser that was due and payable on or before April 30, 1998. Subsequent to March 31, 1998, the third party purchaser assigned its right under the purchase agreement to a newly-formed limited liability company ("EPLLC-2"). An affiliate of Gordon T. Graves, the Company's Chairman of the Board and Chief Executive Officer, and Clifton E. Lind, the Company's President and Chief Operating Officer, each owned a 10.5% interest in EPLLC-2. Mr. Graves also owns and controls the corporation having management authority over EPLLC-2. The terms of the sale which was assigned to EPLLC-2 are the same as the original terms entered into with the third party purchaser in March 1998. The promissory note was paid by EPLLC-2 on May 15, 1998.

  In June 1998, the Company sold EPS and related equipment to EPLLC-2 for a sales price of approximately $1.4 million, which included a non-refundable deposit of $140,000 received on the effective date of the transaction. The sales price was paid in June 1998 by delivery to the Company of $140,000 in cash and a promissory note of EPLLC-2 that was due and paid on July 15, 1998 out of funds contributed to EPLLC-2 from a group of investors that did not include either Mr. Graves or Mr. Lind or any other officer, director or employee of the Company. As a result of the additional contribution, the ownership interest of each of Mr. Graves and Mr. Lind in EPLLC-2 was reduced to 6.36%. Mr. Graves continues to own and control the corporation having management authority over EPLLC-2.

  The EPS and related equipment purchased by EPLLC-2 has been leased to a number of Indian tribes under terms where the Company and EPLLC-2 share in a percentage of the revenues generated by the use and operation of the EPS at the tribes' bingo facilities. As an inducement to consummate the March 1998 sale, the Company had agreed to issue to the original third party issuer, and did issue to EPLLC-2, warrants to purchase 20,000 shares of common stock (exercisable for a period of five years, non-exercisable in the first year) at an exercise price of $9.44 per share, which was the market value of the common stock on the date the equipment purchase agreement was executed. The estimated fair market value of these warrants was $1,000 and has been recorded as additional cost of sales. As an inducement to consummate the June 1998 sale, the Company issued to EPLLC-2 warrants to purchase 262,500 shares of common stock (exercisable for a period of five years, non-exercisable in the first year) at an exercise price of $7.00 per share which was in excess of the market value of the common stock on the date the equipment purchase agreement was executed ($3.50 per share). The estimated fair market value of these warrants was $26,250 and has been recorded as additional cost of sales.

  In June 1997, Graves Properties, Ltd., a limited partnership controlled by Gordon T. Graves, formed Equipment Purchasing L.L.C. ("EPLLC") for the purpose of purchasing EPS from the Company and leasing the EPS to Indian tribes. In June 1997, EPLLC purchased approximately 100 EPS from the Company for a total purchase price of $637,347, payable in two promissory notes of EPLLC, one a short term note in the principal amount of $400,000 bearing interest at approximately 7% per annum, and the other a 12% note in the principal amount of $237,437 due, as to both principal and interest, in two years. In December 1997, EPLLC paid the short term note in full. The purchased equipment was leased to a tribe under terms where the Company and EPLLC share in a percentage of the revenues generated by the use and operation of the EPS at the tribe's bingo hall, with EPLLC receiving a share equal to the greater of a fixed percentage amount or such amount as is necessary to satisfy EPLLC's monthly payment on the purchase note due the Company and to amortize on a monthly basis the cash contributed to EPLLC by Graves Properties, Ltd.

  In September 1997, EPLLC purchased approximately 345 MegaMania player stations from the Company for a total purchase price of approximately $1,800,000, of which $990,000 was paid in cash in December 1997, and the balance with a 12% note of EPLLC in the principal amount of $810,000 due, as to both principal and interest, in two years. The purchased equipment was leased to five different tribes under terms where the

Company receives a percentage of the revenues generated by the equipment which is shared with EPLLC under terms consistent with those of the June 1997 sale to EPLLC discussed above.

  As an inducement to consummate the June 1997 sale, the Company issued to EPLLC warrants to purchase 50,000 shares of common stock at an exercise price of $11.00 per share, which was the market value of the common stock on the date of issuance. The estimated fair market value of these warrants was $2,500 and has been recorded as additional cost of sales. As an inducement to consummate the September 1997 sale, the Company issued to EPLLC warrants to purchase 100,000 shares of common stock at an exercise price of $13.38 per share which was the market value of the common stock on the date of issuance. The estimated fair market value of these warrants was $5,000 and has been recorded as additional cost of sales. The warrants will become exercisable one year after the date of issue and expire five years after the date of issue. The warrants are redeemable by the Company at $.10 per share if the closing price of the common stock for 20 consecutive trading days has been at least 150% of the applicable exercise price.

  In connection with the sale of the equipment, the Company also entered into a management agreement with EPLLC and EPLLC-2 whereby the Company is responsible for proposing, establishing and modifying interactive game procedures and the related game accounting procedures; supervising and administering the rental agreement with the Indian tribe; using its best efforts to re-lease the purchased equipment to other parties if the present rental agreement is terminated; collecting all rents due under the rental agreement; performing all necessary repairs and maintenance, but not bearing any risk of loss for damages; conducting necessary marketing; maintaining insurance; and paying all sales and use taxes and performing other administrative functions. As compensation for these services, the Company will receive $10.00 per EPS as a re-leasing fee and $10.00 per EPS per month as a management fee ($15.00 per EPS per month in the case of EPLLC-2). The Company has the option to repurchase the equipment at its then fair market value if after giving effect to the payment of such repurchase price and the net rental income received by EPLLC and EPLLC-2, respectively, such entity has received a 20% internal rate of return.

  During 1998, EPLLC and EPLLC-2 paid $175,000 in management fees to the Company pursuant to these contracts.

  Because of uncertainties relating to the legality of the Company's interactive gaming activities and the ability of lenders to obtain rights to collateral located on Indian lands, the Company has found it difficult to obtain equipment purchase financing on terms acceptable to the Company. Accordingly, the Company believes that the terms of the equipment sales to EPLLC and EPLLC-2 are at least as favorable as could have been obtained from more traditional sources of financing.

American Gaming Network

  In August 1996, the Company sold AGN Venturers L.L.C. to a group of investors that included Mr. Graves as to a 10% interest in AGN Venturers L.L.C. AGN Venturers L.L.C. owned a 51% interest in AGN, the Company's proxy play subsidiary. Mr. Graves purchased the 10% interest for $50,000 in cash and a several guarantee (i.e., 10%) of a $336,000 note payable to the Company by AGN. As part of the transaction, the Company and AGN Venturers L.L.C. entered into a Put and Call Agreement pursuant to which AGN Venturers L.L.C. had the right to "put" back to the Company the 51% interest in AGN and repay the $336,000 note in exchange for 278,667 shares of Common Stock. The Put and Call Agreement further provided that the Company would issue AGN Venturers L.L.C. an additional 133,333 shares upon the payment by AGN Venturers L.L.C. of a $400,000 note due the former partner in AGN which was guaranteed by AGN. In October 1997, AGN Venturers L.L.C. exercised its "put" right with respect to the 278,667 shares and in December 1997 paid the $400,000 note and exercised its "put" right with respect to the 133,333 shares. As a result, since October 1997, AGN is 100% owned by the Company. Pursuant to the exercise of the put rights by AGN Venturers, Mr. Graves acquired 41,200 shares of Common Stock.

Equipment Repurchase

  On October 1, 1998, the Company purchased 356 EPS and related equipment for $1,349,000 from EPLLC that had originally been sold by the Company to EP LLC in the June and September 1997 transactions described above. Pursuant to agreements entered into at the time of the June and September 1997 sale transactions, the Company had an option to repurchase the EPS from EP LLC at fair market value. While the purchase price paid by the Company was not the result of an arms-length negotiation with an unaffiliated third party, the Company believes that such purchase price is comparable to what the Company would have paid to an unaffiliated third party. The purchase price was paid by
(i) cancellation by the Company of $992,000 in notes receivable due from EP LLC, (ii) the assumption by the Company of $77,800 in debt owed by the affiliate of Mr. Graves to a financial institution, (iii) the payment by the Company of $133,000 to EP LLC, (iv) the delivery to EP LLC of a 6% promissory note of the Company in the principal amount of $133,000 due on April 1, 1999,
(v) the issuance of 50,000 warrants to purchase shares of common stock of the Company at $3.81 per share expiring on June 30, 2002, and (vi) the issuance of 50,000 warrants to purchase shares of common stock of the Company at $3.81 per share expiring on September 30, 2002. On October 1, 1998, the closing price of the Company's common stock as quoted on the Nasdaq SmallCap market was $2.50 per share. The warrants, which were valued by the Company and EP LLC at $12,000, were issued in cancellation of warrants to purchase the same number of shares that had been granted to EP LLC in connection with the June and September 1997 sale transactions at exercise prices of $11.00 and $13.38 per share. The $133,000 paid to EP LLC was applied by the affiliate of Mr. Graves to pay a portion of outstanding notes due the Company by such affiliate.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  During the fiscal year ended September 30, 1998, three officers and one director were delinquent in making filings under Section 16(a) of the Securities Exchange Act of 1934, as amended. Larry D. Montgomery, a Director of the Company, was delinquent in reporting three transactions: an October, 1997 exercise of a stock option, a January 1998 exercise of a warrant, and an April 1998 exercise of four stock options. Frederick E. Roll, Vice President and Chief Financial Officer of the Company, Mike Newell, Vice President of the Company, and Gordon Sjodin, Vice President of the Company, were all delinquent in reporting the acquisition of common stock upon the exercise of warrants in January, 1998.

                      DEADLINE FOR RECEIPT OF SHAREHOLDER
                        PROPOSALS--1999 ANNUAL MEETING

  Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1999 Annual Meeting must be received by the Company no later than November 5, 1999. Such proposals must also meet the other requirements of the rules of the Securities and Exchange Commission relating to shareholders' proposals.

                                 OTHER MATTERS

  The Company knows of no other matters to be submitted to the shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend, or, in the absence of a recommendation, as such persons deem advisable.

                                          By Order of the Board of Directors

                                          Gordon T. Graves
                                          Chairman of the Board
                                          and Chief Executive Officer

Austin, Texas
April 5, 1999

                                  APPENDIX A

               SUMMARY DESCRIPTION OF 1996 STOCK INCENTIVE PLAN

History of Company Stock Plans

  In November 1994, the stockholders of the Company approved the Company's 1994 Employee Stock Option Plan (the "1994 Plan") and the 1994 Director Stock Option Plan ("Director Plan"), under which options to purchase an aggregate of 360,000 shares and 60,000 shares, respectively, of Common Stock were reserved for issuance. As of December 31, 1998, options to purchase 141,500 shares were outstanding under the 1994 Plan and 39,250 shares had been issued upon the exercise of options at prices ranging from $2.00 to $4.00. As of December 31, 1997, options to purchase 40,000 shares of Common Stock were outstanding under the Director Plan, none of which had been exercised. After the adoption of the Company's 1996 Stock Incentive Plan, no new options have been granted under the 1994 Plan or the Director Plan.

  As of December 31, 1998, options for an aggregate of 45,000 shares of Common Stock had been granted to Larry Montgomery under the Company's 1993 Salaried Employee Participation Plan, all of which had been exercised at a price of $1.50 per share. Such Plan has been terminated and no further options will be granted thereunder.

  In August 1996, the Board of Directors adopted the Company's 1996 Incentive Stock Plan (the "1996 Plan"). As of December 31, 1998, a total of 545,127 shares had been reserved for issuance under the 1996 Stock Incentive Plan, of which options to purchase 487,950 shares were issued and outstanding (at an exercise price of $3.81 per share), 6,200 shares had been exercised (at an exercise price of $3.81 per share) and options to purchase 50,977 shares remained available for future grant.

Summary of 1996 Stock Incentive Plan

  The essential features of the 1996 Plan are outlined below. A complete copy of the 1996 Plan, as amended and restated to give effect to the amendments proposed in Proposal Two of this Proxy Statement, is attached hereto as Appendix B. Capitalized terms found in this summary, if not defined herein, are used as defined in the 1996 Plan.

  Purpose. The purpose of the 1996 Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success and to provide incentives to the participating officers, employees, directors, consultants and advisors that are linked directly to increases in shareholder value and will therefore inure to the benefit of all shareholders of the Company.

  Administration. The 1996 Plan will be administered by the Board of Directors of the Company or by the Compensation Committee, as determined by the Board of Directors (the "Administrator").

  The Administrator of the 1996 Plan has full power to select, from among the Company's officers, employees, directors, consultants and advisors, the individuals to whom awards will be granted, to make any combination of awards to participants and to determine the specific terms of each grant, subject to the provisions of the 1996 Plan. Awards under the 1996 Plan are stock based incentives and may include incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares and deferred stock purchases. The interpretation and construction of any provisions of the 1996 Plan by the Administrator is final and conclusive.

  Members of the Board of Directors or of the Compensation Committee will receive no additional compensation for their services in connection with the administration of the 1996 Plan.

  Eligibility. The 1996 Plan provides that non-qualified stock options and stock rights may be granted to employees, including officers and directors, and consultants and advisors of the Company. Incentive stock options may be granted only to employees, including officers and directors, of the Company or any subsidiary of the Company. There is a $100,000 limit on the total market value of shares subject to all incentive stock options which are granted by the Company to any employee which are exercisable for the first time in any one calendar year. To the extent such total market value exceeds the $100,000 limit, such stock options are treated as non-qualified stock options.

  Reserved Shares. Prior to the amendment to the 1996 Plan contained in Proposal Two, the Company may issue 545,127 shares of Common Stock or Common Stock equivalents pursuant to the 1996 Plan plus an additional number of shares or share equivalents equal to 10% of the number of shares of Common Stock issued by the Company after December 31, 1998 and prior to December 31, 2001 (the "Additional Shares"). After giving effect to such proposed amendment, the Company may issue 795,127 shares of Common Stock or Common Stock equivalents pursuant to the 1996 Plan without any increase in Additional Shares. The total number of shares of Common Stock subject to Incentive Stock Options is 795,127 shares.

  To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Common Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted under the 1996 Plan are forfeited or are used to pay the exercise price of any Stock Option, such shares shall again be available for issuance in connection with future awards under the 1996 Plan.

  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Common Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the 1996 Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the 1996 Plan, and (iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

  Stock Options. The 1996 Plan permits the granting of nontransferable Stock Options that either qualify as incentive stock options ("Incentive Stock Options" or "ISOs") under Section 422 of the Internal Revenue Code (the "Code") or do not so qualify ("Non-qualified Stock Options" or "NSOs").

  The term of each Stock Option will be fixed by the Administrator but may not exceed ten years from the date of grant in the case of ISOs, or five years from the date of grant in the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. The Administrator will determine the time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Administrator.

  The option price per share of Common Stock purchasable under a Stock Option is determined by the Administrator in its sole discretion at the time of the grant, but shall not (i) in the case of ISOs, be less than 100% of fair market value of the Common Stock on such date, (ii) in the case of NSOs, be less than 85% of the Fair Market Value of the Common Stock on such date, and (iii) in any event, be less than the par value of the Common Stock. In the case of ISOs granted to the owner of Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, the option price may not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant of such option.

  As determined by the Administrator, in its sole discretion, payment for the purchase of shares upon the exercise of Stock Options may be made in cash or in shares of unrestricted Common Stock already owned by the optionee, or, in the case of the exercise of a NSO, in the form of Restricted Stock or Performance Shares subject to an award under the 1996 Plan (based, in each case, on the Fair Market Value of the Common Stock on the date the option is exercised). In the case of an ISO, the right to make payment in the form of already owned shares may be authorized only at the time of grant.

  The Company may make loans to Stock Option holders in connection with the exercise of outstanding options granted under the 1996 Plan, as the Administrator, in its discretion, may determine. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Common Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise.

  Stock Appreciation Rights and Limited Stock Appreciation Rights. The 1996 Plan also permits the granting of Stock Appreciation Rights and Limited Stock Appreciation Rights ("SARs"). SARs may be granted alone (a "Free Standing SAR") or in connection with all or any part of a Stock Option (a "Related SAR"). Both Free Standing and Related SARs are nontransferable, except as determined by the Administrator.

  A Related SAR entitles the optionee to exercise the SAR by surrendering to the Company, unexercised, a portion of the related Stock Option. No SARs may be exercised during the first six months of its term, except in the event of death or disability of the optionee prior to the expiration of such six-month period.

  A Related SAR is exercisable only when and to the extent that the related Stock Option is exercisable and expires no later than the date on which the related Stock Option expires. Upon exercise of a Related SAR, the optionee shall receive in exchange from the Company an amount in cash or that number of shares of Common Stock (or in some combination of cash and shares of Common Stock) equal in value to the excess of the Fair Market Value of one share of Common Stock as of the date of exercise, over the option price per share specified in the related Stock Option, multiplied by the number of shares of Common Stock in respect of which the Related SAR is being exercised. The Administrator has the right to determine the form of payment.

  A Free Standing SAR shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after the grant. No Free Standing SAR shall be exercisable more than ten years after the date such right is granted. Upon exercise of a Free Standing SAR, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Common Stock (or any combination of cash or shares of Common Stock) equal in value to the excess of the Fair Market Value of one share of Common Stock as of the date of exercise over the price per share specified in the Free Standing SAR (which price shall be no less than 100% of the Fair Market Value of the Common Stock on the date of grant) multiplied by the number of shares of Common Stock in respect to which the right is being exercised. The Administrator has the right to determine the form of payment.

  Limited SARs may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited SAR) and, with respect to Limited SARs that are also Related SARs, only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the 1996 Plan.

  Restricted Stock, Deferred Stock and Performance Shares. Restricted Stock means an award to receive Common Stock granted subject to certain restrictions. Deferred Stock means an award to receive Common Stock at the end of a specified deferral period. Performance Share means an award of Common Stock that is subject to restrictions based upon the attainment of specified performance objectives.

  The right to receive Restricted Stock, Deferred Stock or Performance Share awards (collectively, "Stock Rights") may be issued either alone or in addition to other awards granted under the 1996 Plan. The Administrator shall determine the eligible employees, consultants and advisors to whom, and the time or times at which, grants of Stock Rights shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Stock Rights; the restricted period applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such restricted period, and all other terms and conditions of the Stock Rights.

  In the discretion of the Administrator, loans may be made to participants in connection with the purchase of Stock Rights under substantially the same terms and conditions as with respect to the exercise of Stock Options.

  Amendment and Termination. The Board of Directors may amend, alter or discontinue the 1996 Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a participant in the 1996 Plan under any award theretofore granted without such participant's consent. To the extent necessary to comply with any applicable law or regulation, the Company will obtain shareholder approval of any amendment to the 1996 Plan in such a manner and to such a degree as required.

  Nontransferability of Options and Stock Rights. Awards granted pursuant to the 1996 Plan are nontransferable by the participant, other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the participant, only by the participant, except as otherwise determined by the Administrator in its sole discretion.

                                  APPENDIX B

                            MULTIMEDIA GAMES, INC.

                AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

  The name of this plan is the Multimedia Games, Inc. 1996 Stock Incentive Plan (the "Plan"). The Plan was adopted by the Board in August, 1996 and was amended by the Board in March 1999. The purpose of the Plan is to enable the Company to attract and retain highly qualified personnel who will contribute to the Company's success by their ability, ingenuity and industry and to provide incentives to the participating officers, employees, directors, consultants and advisors that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

  For purposes of the Plan, the following terms shall be defined as set forth below:

    (1) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

    (2) "Board" means the Board of Directors of the Company.

    (3) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

    (4) "Committee" means the Compensation Committee of the Board or such other committee of the Board as is designated from time to time by the Board to be the Administrator. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

    (5) "Company" means Multimedia Games, Inc., a Texas corporation (or any successor corporation).

    (6) "Deferred Stock" means an award made pursuant to Section 7 below of the right to receive Stock at the end of a specified deferral period.

    (7) "Disability" means the inability of a Participant to perform substantially his duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Company that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

    (8) "Effective Date" shall mean the date provided pursuant to Section 11.

    (9) "Eligible Employee" means an employee of the Company eligible to participate in the Plan pursuant to Section 4.

    (10) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) if the Stock is publicly traded, the closing sale price of the Stock on such date as reported in the Wall Street Journal, or the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, (B) the fair market value of the Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

    (11) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

    (12) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in the award evidencing such Limited Stock Appreciation Right).

    (13) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

    (14) "Parent Corporation" means any corporation (other the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

    (15) "Participant" means any Eligible Employee, consultant or advisor to the Company selected by the Administrator, pursuant to the Administrator's authority in Section 2 below, to receive grants of Stock Options, Stock Appreciation Right, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing.

    (16) "Performance Share" means an award of shares of Stock pursuant to
  Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

    (17) "Restricted Stock" means an award granted pursuant to Section 7 of shares of Stock subject to certain restrictions.

    (18) "Stock" means the Common Stock, $0.01 par value, of the Company.

    (19) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

    (20) "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

    (21) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

SECTION 2. ADMINISTRATION.

  The Plan shall be administered in accordance with the requirements of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Act") (but only to the extent necessary to maintain qualification of the Plan under Rule 16b-3 of the Act) by the Board or by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

  The Administrator shall have the power and authority to grant to Eligible Employees, consultants and advisors to the Company, pursuant to the terms of the Plan: (a) Stock Options, (b) Stock-Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock, (d) Performance Shares, (e) Deferred Stock or (f) any combination of the foregoing.

  In particular, the Administrator shall have the authority:

    (a) to select those employees of the Company who shall be Eligible
  Employees;

    (b) to determine whether and to what extent Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted hereunder to Eligible Employees, consultants and advisors to the Company;

    (c) to determine the number of shares to be covered by each such award granted hereunder;

    (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restrictions applicable to Restricted or Deferred Stock awards and the conditions under which restrictions applicable to such Restricted or Deferred Stock shall lapse, and (y) the performance goals and periods applicable to the award of Performance Shares); and

    (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

  The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

SECTION 3. STOCK SUBJECT TO PLAN.

  Stock Subject to the Plan. The total number of shares of Stock reserved and available for issuance under the Plan shall be 795,127 shares. The maximum number of shares of Stock reserved and available for issuance pursuant to Incentive Stock Options is 795,127. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

  To the extent that (i) a Stock Option expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, or are used to pay the exercise price of any Stock Option such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, a substitution or adjustment shall be made in (i) the aggregate number of shares reserved for issuance under the Plan, (ii) the kind, number and option price of shares subject to outstanding Stock Options granted under the Plan, and
(iii) the kind, number and purchase price of shares issuable pursuant to awards of Restricted Stock, Deferred Stock and Performance Shares, as may be determined by the Administrator, in its sole discretion. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

SECTION 4. ELIGIBILITY.

  Officers (including officers who are directors of the Company), employees of the Company, and consultants and advisors to the Company who are responsible for or contribute to the management, growth and/or profitability of the business of the Company shall be eligible to be granted Stock Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees, consultants and advisors to the Company recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award.

SECTION 5. STOCK OPTIONS.

  Stock Options may be granted alone or in addition to other awards granted under the Plan. Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

  The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non- Qualified Stock Options.

  The Administrator shall have the authority to grant any Eligible Employee Incentive Stock Options, Non- Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). Consultants and advisors may only be granted Non-Qualified Stock Options (with or without Stock Appreciation Rights or Limited Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

    (1) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, (i) in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date, (ii) in the case of Non-Qualified Stock Options, be less than 85% of the Fair Market Value of the Stock on such date, and (iii) in any event, be less than the par value of the Stock. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

    (2) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

    (3) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

    (4) Method of Exercise. Subject to Section 5(3) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company satisfying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, in the form of Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the

  Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 10.

    The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

    (5) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest (if any) under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

    (6) Non-transferability of Options. Unless otherwise determined by the Administrator, and subject to such limitations on transferability as may be required in Rule 16b-3, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

    (7) Termination of Employment or Service. If an optionee's employment with or service as a director of or consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable subscription or award agreement, or as otherwise determined by the Administrator.

    (8) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company or its Parent Corporation become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

SECTION 6. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

  (1) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

  A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Related Right.

  A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

  (2) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

    (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

    (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

    (c) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (6) of Section 5 of the Plan.

    (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued under the Related Stock Appreciation Right.

    (e) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

    (f) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

    (g) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

    (h) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock in respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

    (i) Free Standing Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that a Stock Option would be transferable or exercisable under paragraph (6) of Section 5 of the Plan.

    (j) In the event of the termination of employment or service of a Participant who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant.

    (k) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined by the Administrator in the agreement evidencing such Limited Stock Appreciation Right) and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6 of the Plan; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

    (l) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in the agreement evidencing such Limited Stock Appreciation Right) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

SECTION 7. RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

  (1) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees, consultants and advisors to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in paragraph (3) hereof) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period, and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant Restricted Stock, Deferred Stock awards or Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient. In the discretion of the Administrator, loans may be made to Participants in connection with the purchase of Restricted Stock under substantially the same terms and conditions as provided in Section 5(5) with respect to the exercise of stock options.

  (2) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement" or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this
Section 7(2), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

  The Company may require that the stock certificates evidencing Restricted Stock or Performance Share awards hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

  With respect to Deferred Stock awards, at the expiration of the Restricted Period, stock certificates in respect of such shares of Deferred Stock shall be delivered to the participant, or his legal representative, in a number equal to the number of shares of Stock covered by the Deferred Stock award.

  (3) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions.

    (a) Subject to the provisions of the Plan and the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such award, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination of employment or service, death or Disability or the occurrence of a "Change of Control" as defined in the agreement evidencing such award.

    (b) Except as provided in paragraph (3)(a) of this Section 7, the Participant shall generally have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder with respect to such stock during the Restricted Period. The Participant shall generally not have the rights of a stockholder with respect to stock subject to Deferred Stock awards during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

    (c) The rights of holders of Restricted Stock, Deferred Stock and Performance Share awards upon termination of employment or service for any reason during the Restricted Period shall be set forth in the Restricted Stock Award Agreement, Deferred Stock Award Agreement or Performance Share Award Agreement, as appropriate, governing such awards.

SECTION 8. AMENDMENT AND TERMINATION.

  The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent.

  The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. UNFUNDED STATUS OF PLAN.

  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

SECTION 10. GENERAL PROVISIONS.

  (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

  All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

  (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, director, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, directors, consultants or advisors at any time.

  (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

  (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 11. EFFECTIVE DATE OF PLAN.

  The Plan became effective (the "Effective Date") as to 545,127 shares (as of December 31, 1998) on February 21, 1998 and as to a total of 795,127 shares on March 1, 1999, provided that, in each case, the Plan shall become effective with respect to Incentive Stock Options on the date the Company's stockholders formally approve the Plan.

SECTION 12. TERM OF PLAN.

  No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

                                  APPENDIX C

                            MULTIMEDIA GAMES, INC.

                        STOCK OPTION PLAN AND AGREEMENT

                             1998 PRESIDENT'S PLAN

  THIS STOCK OPTION PLAN AND AGREEMENT, entered into this 12th day of June, 1998, by and between Multimedia Games, Inc., a Texas corporation (the "Company"), and Clifton Lind (the "Employee"),

                                  WITNESSETH:

  WHEREAS, the Company desires to employ the Employee as its President and Chief Operating Officer;

  WHEREAS, as an inducement to accept such employment, the Company desires to grant the Employee options to acquire shares of the Company's common stock, $.01 par value per share ("Common Stock");

  WHEREAS, subject to Section 15 of this Agreement, it is intended that each option qualify as an "Incentive Stock Option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); and

  WHEREAS, the Company and the Employee have agreed to terminate and cancel all of the "Other Options" as provided in Section 14 of this Agreement.

  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the Company and the Employee hereby agree as follows:

  1. Grant of Option. (a) On the terms and conditions hereinafter set forth, the Company hereby irrevocably grants to the Employee each of the options (each an "Option" and collectively, the "Options") to purchase shares of Common Stock (the "Shares") as set forth on Schedule A attached hereto.

  (b) Subject to Section 15, it intended that each Option shall be an Incentive Stock Option.

  (c) If an Option is an Incentive Stock Option, the aggregate Fair Market Value (determined as of the date of this Agreement) of the Shares subject to the Option and of all other shares of Common Stock subject to options granted under any other option plans of the Company (or any of its affiliated companies) that become exercisable for the first time by the Employee during any calendar year shall not exceed $100,000; and to the extent such $100,000 amount is exceeded, the Option shall be treated as a Non-Qualified Stock Option.

  2. Purchase Price. The purchase price ("Purchase Price") for the Shares covered by each Option shall be $3.8125 per Share.

  3. Time of Exercise of Option; Exercisability. (a) Each Option shall become exercisable on the Date Initially Exercisable of such Option as set forth on Schedule A hereto.

  (b) Each Option shall expire if and to the extent not exercised prior to the Expiration Date of such Option as set forth on Schedule A.

  (c) Notwithstanding the foregoing provisions of this Section 3,

  (i) Upon the death of Employee or upon the occurrence of a "Change of Control" (as hereinafter defined):

    (A) each Option that is then exercisable on the date of such event shall remain exercisable until the 30th day following such event; provided that if such event is the death of Employee, such Option shall remain exercisable for a period of 365 days from the date of Employee's death; and

    (B) each Option that is not then exercisable on the date of such event shall nevertheless become immediately exercisable as to all of the Shares subject to such Option shall remain exercisable until the 30th day following such event; provided that if such event is the death of Employee, such Option shall remain exercisable for a period of 365 days from the date of Employee's death.

  (ii) In the event of the termination of the Employee's employment with the Company for Cause (as hereinafter defined):

    (A) each Option that is then exercisable on the date of such termination shall remain exercisable until the 30th day following such termination; and

    (B) each Option that is not then exercisable on the date of such termination shall expire on the date of such termination.

  (iii) In the event of the termination of the Employee's employment with the Company due to the death or "disability" (as hereinafter defined) of the
Employee:

    (A) each Option that is then exercisable on the date of such death or disability shall remain exercisable until the 365th day following such termination; and

    (B) each Option that is not then exercisable on the date of such death or disability shall expire on the date of such termination.

  (iv) In the event the Employee's employment with the Company is terminated by the Company without "Cause" or in the event the Employee terminates his employment with the Company for "Good Reason" (as hereinafter defined):

    (A) each Option that is then exercisable on the date of such termination shall remain exercisable until the 90th day following such termination;

    (B) each Option that would become exercisable on or before the second anniversary of the date of such termination shall become exercisable as of the date of such termination and shall thereafter remain exercisable until the 90th day following such termination; and

    (C) each other Option not referred to in clauses (A) and (B) of this
  Section 3(c)(iv) shall terminate on the date of such termination.

  (v) In the event the Employee's employment with the Company is voluntarily terminated by the Employee without "Good Reason":

    (A) each Option that is then exercisable on the date of such termination shall remain exercisable until the 90th day following such termination;

    (B) each Option that would become exercisable on or before the first anniversary of the date of such termination shall become exercisable as of the date of such termination and shall thereafter remain exercisable until the 90th day following such termination; and

    (C) each other Option not referred to in clauses (A) and (B) of this
  Section 3(c)(v) shall terminate on the date of such termination.

  (vi) When used in this Agreement, the following terms shall have the indicated meanings:

    "Cause" shall mean (A) the commission by the Employee of an act of dishonesty, fraud or embezzlement (including the unauthorized disclosure of confidential or proprietary information of the Company) which results in, or reasonably could be expected to result in, material injury to the Company, (B) a felony conviction of, or plea of guilty or nolo contendre to a felony by, the Employee, (C) willful misconduct by the Employee as an employee of the Company which results in, or reasonably could be expected to result in, material injury to the Company, or (D) the willful failure of the Employee to render services to the Company in accordance with the terms of his employment which failure amounts to a material neglect of his duties to, and results in material injury to, the Company, as determined in each case in good faith by the Company's Board of Directors.

    "Change of Control" shall mean (A) the merger or consolidation of the Company with any Person (other than a merger or consolidation to change the place of domicile of the Company) where the Company is not the surviving entity (or survives only as the subsidiary of another Person), or (B) the sale of all or substantially all of the Company's assets to any Person, or
  (C) the dissolution of the Company, or (D) if any Person together with its affiliates shall become, directly or indirectly, the beneficial owner of at least 51% of the voting stock of the Company.

    "disability" shall mean the permanent disability of the Employee in accordance with the then- applicable provisions of the disability policy of the Company as in effect from time to time or, if no such policy is in effect, in accordance with the definition of disability under the Social Security Act of 1935, as amended.

    "Good Reason" shall mean (i) the failure to pay the Employee an annual salary at least equal to that in effect on the date of this Agreement (or any greater amount that may be in effect after the date of this Agreement,
  (ii) the failure to retain the Employee as the President and Chief Operating Officer of the Company, (iii) the imposition upon the Employee of duties materially less in stature than those performed by a president and chief operating officer of a publicly traded company, and (iv) the imposition upon the Employee of any requirement to perform any illegal act.

    "Person" shall mean an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a limited liability company or any other entity.

  (d) Anything to the contrary in this Section 3 notwithstanding, in no event shall any Option be exercised prior to December 17, 1998; and should any of the events specified in Section 3(c) require the exercise of an Option prior to December 17, 1998, the right to make such exercise shall be continued until December 17, 1998.

  4. Manner of Exercise of Option. (a) To the extent that the right to exercise an Option is then in effect, such Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares exercised and accompanied by payment in full for the Purchase Price of such Shares. Payment may be made, at the election of the Employee,

    (i) in cash (or by authorizing a third party to sell all or a portion of the Shares being purchased on the condition that an appropriate portion of such sale proceeds are remitted to the Company), or

    (ii) by check payable to the Company, or

    (iii) in shares of Common Stock (having a Fair Market Value on the date of payment equal to that portion of the Purchase Price being paid in such shares), or

    (iv) by a promissory note of the Employee payable to the Company (having the terms set forth in Section 4(d) below), or

    (v) a combination of the foregoing, or

    (vi) in such other form of consideration as the Board of Directors of the Company may, in its sole discretion, agree;

provided that, if at the time of exercise such Option (or a portion of such Option) is a Non-Qualified Stock Option then Employee shall be required to pay to the Company an amount of cash at least equal to the Company's obligation to withhold for federal and state income taxes. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made to the Employee at the principal office of the Company not more than thirty (30) days from the date of receipt of the notice by the Company.

  (b) The Company shall at all times during the term of each Option reserve and keep available such number of Shares of its Common Stock as will be sufficient to satisfy the requirements of such Option.

  (c) Notwithstanding the provision of Section 4(a) of this Agreement, the Company may delay the issuance of Shares covered by the exercise of an Option and the delivery of a certificate for such Shares until one of the following conditions shall be satisfied:

    (i) The Shares with respect to which such Option has been exercised are at the time of the issue thereof effectively registered or qualified under applicable federal and state securities acts now in force or as hereafter amended; or

    (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such Shares are exempt from registration and qualification under applicable federal and state securities acts now in force or as hereafter amended. The Company shall use its best efforts to obtain a favorable opinion to the foregoing effect.

  (d) Any promissory delivered by the Employee shall be due and payable as to principal on the third anniversary of the date of the note, and shall be payable as to interest on a monthly basis at a rate per annum equal to the "applicable federal rate" as then in effect for notes of like duration and terms of payment.

  5. Non-Transferability. The right of the Employee to exercise an Option shall not be assignable or transferable by the Employee otherwise than by will or the laws of descent and distribution, and each Option may be exercised during the lifetime of the Employee only by the Employee. Any transfer or purported transfer of an Option in violation of the preceding sentence shall be null and void and without effect, including without limitation any purported transfer or assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon an Option.

  6. Restrictions. (a) In the event that for any reason the Shares to be issued upon exercise of an Option shall not be effectively registered under the Securities Act of 1933 (the "1933 Act"), upon any date on which an Option is exercised in whole or in part, the Employee shall give a written representation to the Company in the form attached hereto as Exhibit 1 and the Company shall place an "investment legend", as described in Exhibit 1 hereto, upon any certificate for the Shares issued by reason of such exercise.

  (b) Within 90 days from the date of this Agreement, the Company shall file a registration statement on Form S-3 for the purpose of registering under the 1933 Act the resale of the Shares. The Company shall use its best efforts to cause such registration statement to be declared effective and to remain in effect until registration of the Shares is no longer necessary in order for the Employee to sell the Shares publicly under Rule 144.

  7. Recapitalizations, Reorganizations, Changes in Control and the Like. In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another Person by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, Change of Control or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of Shares or other securities as to which each Option shall be exercisable. Such adjustment shall be made without change in the total purchase price applicable to the unexercised portion of an Option.

  8. No Special Employment Rights. Nothing contained in this Agreement shall be construed or deemed by any person under any circumstances to bind the Company to continue the employment of the Employee for the period within which any Option may be exercised.

  9. Rights as a Shareholder. The Employee shall have no rights as a shareholder with respect to any Shares which may be purchased by exercise of any Option unless and until a certificate or certificates representing Shares are duly issued and delivered to the Employee and the Employee has executed and delivered to the Company any and all agreements, instruments and other documents required by the Company pursuant to Section 6(a) hereof.

  10. Withholding Taxes. Whenever Shares are to be issued upon exercise of an Option, the Company shall have the right to require the Employee to remit to the Company an amount sufficient to satisfy all Federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for Shares. In all events Employee shall pay such withholding tax in cash to the Company.

  11. Fractional Shares. No fraction of a Share shall be purchasable or deliverable upon the exercise of an Option, but in the event any adjustment hereunder of the number of Shares or other securities covered by an Option shall cause such number to include a fraction of a Share, such fraction shall be adjusted to the nearest smaller whole number of a Share.

  12. Notices. Any communication or notice required or permitted to be given under this Agreement shall be in writing and shall be deemed duly given if sent by telecopy, upon dispatch thereof (answerback received), or if hand delivered upon receipt thereof or if mailed by registered or certified mail, postage prepaid, return receipt requested, upon the third business day after dispatch thereof, as follows:

      If to the Company:

      Multimedia Games, Inc.
      7335 South Lewis Avenue, Suite 204
      Tulsa, Oklahoma 74136
      Attention: Chairman of the Board
      Telecopy: (918) 494-0177

      If to the Employee:

      At the address set forth below
      the signature of Employee

  13. Miscellaneous. (a) This Agreement constitutes the entire Agreement between the parties hereto with regard to the subject matter hereof, terminating and superseding all prior understandings and agreements, whether written or oral. This Agreement may not be amended or revised except by a writing signed by the parties.

  (b) Captions herein have been inserted solely for convenience of reference and in no way define, limit or describe the scope or substance of any provision of this Agreement.

  (c) This Agreement shall be construed under and governed by the laws of the State of Oklahoma.

  14. Cancellation of Other Options. The Company and the Employee hereby mutually agree to terminate and cancel, effective immediately, each and every of the warrants, options and other rights to purchase Common Stock heretofore granted by the Company to the Employee as in effect immediately prior to the date of this Agreement.

  15. Shareholder Approval of Incentive Stock Options. This Agreement is intended to be a "plan" within the meaning of Section 422 of the Code. The total number of shares of Common Stock subject to this "plan" that may be issued as Incentive Stock Options is 338,000 shares. This Agreement and the Options granted hereunder shall become effective with respect to Incentive Stock Options on the date the Company's stockholders formally approve the Plan; provided that, if such approval is not obtained on or before June 17, 1999, the Options shall remain in effect in accordance with their respective terms but shall be non-qualified stock options.

  IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and the Employee has hereunto set his or her hand, all as of the day and year first above written.

                                          Multimedia Games, Inc.


                                          By: _________________________________

                                          EMPLOYEE

                                          _____________________________________
                                          Name: Clifton Lind

                                          Address: ____________________________

                                                -------------------------------

                                          Social Security No.: ________________

                        STOCK OPTION PLAN AND AGREEMENT

                                   EXHIBIT 1

Gentlemen:

  In connection with the exercise by me as to    shares of Common Stock, $.01
par value per share, of Multimedia Games, Inc. (the "Company") under the Stock
Option Agreement dated     , granted to me under the 1996 Stock Incentive
Plan, I hereby acknowledge that I have been informed as follows:

    1. The shares of Common Stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the Act, or an exemption from such registration is available.

    2. Routine sales of securities made in reliance upon Rule 144 under the Act can be made only after the holding period and in limited amounts in accordance with the terms and conditions provided by that Rule, and in any sale to which that Rule is not applicable, registration or compliance with some other exemption under the Act will be required.

    3. The Company is under no obligation to me to register the shares or to comply with any such exemptions under the Act.

    4. The availability of Rule 144 is dependent upon adequate current public information with respect to the Company being available and, at the time that I may desire to make a sale pursuant to the Rule, the Company may neither wish nor be able to comply with such requirement.

  In consideration of the issuance of certificates for the shares to me, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

  "These securities have not been registered under the Securities Act of 1933 and may not be sold, transferred, offered for sale, pledged or hypothecated in the absence of an effective registration statement as to the securities under said Act or an opinion of counsel satisfactory to the Company, both as to opinion and counsel, that such registration is not required."

  I further agree that the Company may place a stop order with its Transfer Agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.

                                          Very truly yours,

                                   SCHEDULE A

                                LIST OF OPTIONS

  Number of
   Shares
 Subject to
   Option                          Date Initially Exercisable  Expiration Date
 ----------                        -------------------------- ------------------
 27,000..........................      June 17, 1998          May 29, 2002
 50,000..........................      September 30, 1998     September 30, 2002
 12,250..........................      June 17, 1998          February 20, 2007
 12,250..........................      February 20, 1999      February 20, 2007
 12,250..........................      February 20, 2000      February 20, 2007
 12,250..........................      February 20, 2001      February 20, 2007
 12,500..........................      January 8, 1999        January 8, 2008
 12,500..........................      January 8, 2000        January 8, 2008
 12,500..........................      January 8, 2001        January 8, 2008
 12,500..........................      January 8, 2002        January 8, 2008
 40,500..........................      August 28, 1998        August 28, 2007
 40,500..........................      August 28, 1999        August 28, 2007
 40,500..........................      August 28, 2000        August 28, 2007
 40,500..........................      August 28, 2001        August 28, 2007

                                  APPENDIX D

                            MULTIMEDIA GAMES, INC.

                    1998 SENIOR EXECUTIVE STOCK OPTION PLAN

Section 1. General Purpose of Plan; Definitions.

  The name of this plan is the Multimedia Games, Inc. 1998 Senior Executive Stock Plan (the "Plan"). The purpose of the Plan is to enable the Company to attract and retain Timothy R. Stuart, George J. Akmon and Gary L. Loebig as senior executive personnel who will contribute to the Company's success by their ability, ingenuity and industry by providing incentives that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

  For purposes of the Plan, the following terms shall be defined as set forth below:

    "Act" means Securities Exchange Act of 1934, as amended.

    "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

    "Board" means the Board of Directors of the Company.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

    "Committee" means the Committee of the Board designated from time to time by the Board to be the Administrator.

    "Commission" means Securities and Exchange Commission to be effective as of August 15, 1996, and as such Rule may be amended from time to time, or any successor definition adopted by the Commission. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

    "Company" means Multimedia Games, Inc., a Texas corporation (or any successor corporation).

    "Disability" means the inability of a Participant to perform substantially his duties and responsibilities to the Company by reason of a physical or mental disability or infirmity (i) for a continuous period of six months, or (ii) at such earlier time as the Participant submits medical evidence satisfactory to the Company that he has a physical or mental disability or infirmity which will likely prevent him from returning to the performance of his work duties for six months or longer. The date of such Disability shall be on the last day of such six-month period or the day on which the Participant submits such satisfactory medical evidence, as the case may be.

    "Effective Date" shall mean the date provided pursuant to Section 9.

    "Eligible Employee" means each of Timothy R. Stuart, George J. Akmon and Gary L. Loebig.

    "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) if the Stock is publicly traded, the closing sale price of the Stock on such date as reported in the Wall Street Journal, or the average of the closing price of the Stock on each day on which the Stock was traded over a period-of up to twenty trading days immediately prior to such date, (B) the fair market value of the Stock as determined in accordance with a method prescribed in the agreement evidencing any award hereunder, or (C) the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

    "Incentive Stock Option" or "ISO" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code (and any successor provision of the Code having a similar intent).

    "Non-Qualified Stock Option" or "NQSO" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

    "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

    "Participant" means any Eligible Employee that has received the grant of a Stock Option.

    "Stock" means the Common Stock, $0.01 par value, of the Company.

    "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5.

    "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

Section 2. Administration.

  The Plan shall be administered by the Board or by the Committee which shall be appointed by the Board and which shall serve at the pleasure of the Board.

  The Administrator shall have the power and authority to grant Stock Options to Eligible Employees pursuant to the terms of the Plan.

  In particular, the Administrator shall have the authority:

    (a) to determine whether and to what extent Stock Options are to be granted hereunder to Eligible Employees;

    (b) to determine the number of shares to be covered by each Stock Option granted hereunder;

    (c) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Stock Option granted hereunder; and

    (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options.

  The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants.

Section 3. Stock Subject to Plan.

  The total number of shares of Stock reserved and available for issuance under the Plan (and the total number of shares that may be granted as ISO's) shall be 205,000 of shares of Stock. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

  To the extent that a Stock Option expires or is otherwise terminated without being exercised, such shares shall not thereafter be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall not thereafter be available for issuance in connection with future awards under the Plan. To the extent that a Participant is eligible to use, and uses, shares of Stock to exercise a Stock Option, the number of Shares of Stock so used shall not be available for issuance in connection with future awards under the Plan.

  In the event of any merger, reorganization, consolidation, recapitalization, stock dividend or other change in corporate structure affecting the Stock, an appropriate substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan as may be determined by the Administrator, in its sole discretion. Any other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. In connection with any event described in this paragraph, the Administrator may provide, in its discretion, for the cancellation of any outstanding awards and payment in cash or other property therefor.

Section 4. Eligibility.

  Timothy R. Stuart, George J. Akmon and Gary L. Loebig or the only employees of the Company that are eligible to be granted Stock Options.

Section 5. Stock Options.

  Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a subscription and/or award agreement with the Company, in such form as the Administrator shall determine which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

  The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

  The Administrator shall have the authority to grant any Eligible Employee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. Consultants and advisors may only be granted Non- Qualified Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

    (1) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in any case, be less than 100% of the Fair Market Value of the Stock on such date. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

    (2) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

    (3) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

    (4) Method of Exercise. Subject to Section 5(3) above, Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company satisfying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or in such other form of consideration as is set forth in the related Stock Option agreement as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee; provided, however, that the right to make payment in the form of already owned shares may be authorized only at the time of grant. An optionee shall generally have the rights to dividends and any other rights of a stockholder with respect to the Stock subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 10.

    The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to the grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

    (5) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine; provided, however, that the right to make payment in the form of loans may be authorized only at the time of grant and the terms of such loans shall be specified in the related Stock Option agreement. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, (iii) bear interest, if any, at such rate as the Administrator shall determine, and (iv) be subject to Board approval (or to approval by the Administrator to the extent the Board may delegate such authority). In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the-par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest (if any) under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

    (6) Non-transferability of Options. Unless otherwise determined by the Administrator, no Stock Option shall be transferable by the optionee, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

    (7) Termination of Employment or Service. If an optionee's employment with or service as a director of or consultant or advisor to the Company terminates by reason of death, Disability or for any other reason, the Stock Option may thereafter be exercised to the extent provided in the applicable subscription or award agreement, or as otherwise determined by the Administrator.

    (8) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company or its Parent Corporation become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

Section 6. Amendment and Termination.

  The Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent.

  The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his or her consent.

Section 7. Unfunded Status of Plan.

  The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 8. General Provisions.

  (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

  All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

  (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee, director, consultant or advisor of the Company any right to continued employment or service with the Company, as the case may be, nor shall it interfere in any way with the right of the Company to terminate the employment or service of any of its employees, directors, consultants or advisors at any time.

  (3) Each Participant shall, no later than the date as of which the value of an award first becomes includible in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

  (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

Section 9. Effective Date of Plan.

  The Plan became effective (the "Effective Date") on November 6, 1998; provided that, the Plan shall become effective with respect to Incentive Stock Options on the date the Company's stockholders formally approve the Plan.

Section 10. Term of Plan.

  No Stock Option shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.

                                  APPENDIX E

               FEDERAL INCOME TAX ASPECTS OF STOCK OPTION PLANS

  The following is a brief summary of the Federal income tax consequences of transactions under the 1996 Plan, the President's Plan and the Senior Executive Plan. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant's death or provisions of the income tax laws of any municipality, state or foreign country in which an optionee may reside.

Applicable to All Plans

  Incentive Stock Options. An optionee who is granted an ISO will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after the grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize as ordinary income, at the time of sale or exchange, an amount equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise, or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply in the case of optionees who are subject to Section 16 of the Act. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  Non-qualified Stock Options. An optionee will not recognize any taxable income at the time he or she is granted a NSO. However, upon exercise of the NSO, the optionee will recognize taxable income generally measured as the excess of the then Fair Market Value of the shares purchased over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. Upon resale of such shares by the optionee, any difference between the sales price and the optionee's purchase price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

  The Company will generally be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a NSO.

Applicable to the 1996 Stock Incentive Plan

  Stock Appreciation Rights. No income will be realized by an optionee in connection with the grant of a SAR. When the SAR is exercised, the optionee will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash received and the Fair Market Value of any Common Stock received on the exercise. In the case of an optionee who is also an employee, any income realized upon exercise of a SAR will constitute wages for which withholding will be required. The Company will generally be entitled to a tax deduction in the same amount.

  Stock Rights. Awards of Restricted Stock, Deferred Stock and Performance Shares are generally issued to a participant subject to conditions that constitute a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the participant will not recognize ordinary income at the time of grant. Instead, the participant will recognize ordinary income on the dates when the stock ceases to be subject to a "substantial risk of forfeiture" which will generally be when the stock is no longer subject to the Company's right to repurchase upon the purchaser's termination of employment with the Company (i.e., as the Stock Right "vests"). At vesting, the participant will recognize ordinary income measured as the difference between the purchase price (if any) and the Fair Market Value of the stock on the date of vesting. The ordinary income recognized by a participant who is an employee will be treated as wages and will be subject to tax withholding by the Company. Generally, the Company will be entitled to a tax deduction in the amount and at the time the participant recognized ordinary income.

  Payments in Respect to a Change in Control. The 1996 Plan authorizes the acceleration or payment of awards and related shares in the event of a Change in Control as defined in the agreements pertaining to the awards under the 1996 Plan. Such acceleration or payment may cause part or all of the consideration involved to be treated as a "parachute payment" under the Code, which may subject the recipient thereof to a 20% excise tax and which may not be deductible by the Participant's employer.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MULTIMEDIA
                                  GAMES, INC.
                             MULTIMEDIA GAMES, INC.
                             8900 SHOAL CREEK BLVD.
                              AUSTIN, TEXAS 78759

           PROXY FOR 1999 ANNUAL MEETING OF SHAREHOLDERS MAY 11, 1999

  The undersigned shareholder(s) of Multimedia Games, Inc., a Texas corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated April 5, 1999, and hereby appoints Gordon T. Graves and Clifton E. Lind, and each of them, Proxies and Attorneys-in-Fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1999 Annual Meeting of Shareholders of Multimedia Games, Inc. to be held on May 11, 1999 at 10:00 a.m., local time, at the Holiday Inn Northwest, located at 8901 Business Park Drive, Austin, Texas 78759 and at any adjournment or postponement thereof, and to vote all shares of Common Stock and Preferred Stock which the undersigned would be entitled to vote if personally present on any of the following matters and with discretionary authority as to any and all other matters that may properly come before the meeting.
  1. Election of Directors
  [_] FOR all the nominees listed below (except as indicated).     [_] WITHHOLD
  authority to vote for all nominees listed below.
  IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW:
   Gordon T. Graves, Larry D. Montgomery, Gregory N. Stern, Thomas W. Sarnoff
                              and Robert D. Bullock
  2. To ratify and approve the adoption of amendments to the Company's 1996 Stock Incentive Plan as described in the Proxy Statement related to the Annual Meeting.
                         [_] FOR[_] AGAINST[_] ABSTAIN
  3. To ratify and approve the adoption of the Company's 1998 President's
     Stock Option Plan as described in the Proxy Statement related to the Annual Meeting.
                         [_] FOR[_] AGAINST[_] ABSTAIN
  4. To ratify and approve the adoption of the Company's 1998 Senior Executive Stock Option Plan as described in the Proxy Statement related to the Annual Meeting.
                         [_] FOR[_] AGAINST[_] ABSTAIN


  5. To ratify and approve the appointment of PricewaterhouseCoopers LLP as the independent public accountants of the Company for the fiscal year ending September 30, 1999.
                         [_] FOR[_] AGAINST[_] ABSTAIN
  6. To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE PERSONS AND PROPOSALS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE BOARD OF DIRECTORS MAY RECOMMEND OR, IN THE ABSENCE OF A RECOMMENDATION, AS THE PROXY HOLDERS DEEM ADVISABLE.
April 5, 1999
Austin, Texas
                                           DATED: _______________________, 1999
                                           ------------------------------------
                                           Signature:
                                           ------------------------------------
                                           Signature:
                                           (This proxy should be marked, dated
                                           and signed by each shareholder
                                           exactly as such shareholder's name
                                           appears hereon, and returned
                                           promptly in the enclosed envelope.
                                           Persons signing in a fiduciary
                                           capacity should so indicate. A
                                           corporation is requested to sign
                                           its name by its president or other
                                           authorized officer, with the office
                                           held designated. If shares are held
                                           by joint tenants or as community
                                           property, both holders should
                                           sign.)

                       I plan to attend the meeting: [_]
TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE
               THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.